Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes
Note 8.  Income Taxes

The components of the net deferred tax asset, included in other assets, are as follows:

	2011	2010

Deferred tax assets:
Allowance for loan loss	$3,068	$3,503
Previous Years AMT	802	802
Loss on Other Equity Investments	51	51
NOL carry-forwards (20 year carry-forward period)	5,679	3,529
Other than temporary impairment charge on AFS securities	2,432	2,340
Net unrealized loss on securities available-for-sale	1,061	2,039
	13,093	12,264

Deferred tax liability:
Depreciation	(308)	(377)
	(308)	(377)
Deferred Tax Asset Valuation Allowance	(4,170)	-

Net deferred tax assets:	$8,615	$11,887

The components of income tax expense related to continuing operations are as follows:

	2011	2010

Federal:
Current	$(2,150)	$(4,294)
Deferred	4,512	2,029

Total	$2,362	$(2,265)

The Company's income tax expense differs from the expected tax expense at the statutory federal rate of 34% as follows:

	2011	2010

Statutory rate applied to earnings (losses) before income taxes	$(1,413)	$(1498)
Tax exempt interest	(272)	(586)
Deferred Tax Valuation allowance	4,170	-
Other, net	(123)	(181)

Total	$2,362	$(2,265)

Deferred tax assets represent the future tax benefit of deductible differences and, if it is more likely than not that a tax asset will not be realized, a valuation allowance is required to reduce the recorded deferred tax assets to net realizable value. As of December 31, 2010, management determined that it was more likely than not that all assets would be realized and no valuation allowance was appropriate. However, at December 31, 2011, in consideration of uncertainties regarding the timing of improvements in current economic conditions and management's estimate of future tax liabilities, management provided an allowance of $4.17 million to reflect its estimate of net realizable value at that date.